Exhibit 4.1

SECOND SUPPLEMENTAL INDENTURE

dated as of May 30, 2018

among

K. HOVNANIAN ENTERPRISES, INC.

HOVNANIAN ENTERPRISES, INC.

The Other Guarantors Party Hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee

_________________________

13.5% Senior Notes due 2026

5.0% Senior Notes due 2040

THIS SECOND SUPPLEMENTAL INDENTURE, dated as of May 30, 2018 (this “Second Supplemental Indenture”), to the Indenture dated as of February 1, 2018, among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), the other guarantors party thereto and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) (as amended and supplemented to the date hereof, the “Indenture”).

W I T N E S S E T H:

WHEREAS, the Issuer’s 13.5% Senior Notes due 2026 (the “2026 Notes”) and 5.0% Senior Notes due 2040 (the “2040 Notes” and each of the 2026 Notes and the 2040 Notes, a “series of Notes”, and the 2026 Notes, together with the 2040 Notes, the “Notes”) were issued under the Indenture and are guaranteed by the Company, K. HOV IP, II, Inc., a California corporation (“K. HOV IP”), and each of the entities listed on Schedule I hereto (together with K. HOV IP, the “Guarantors”);

WHEREAS, Section 9.02 of the Indenture provides that the Issuer, the Company, the Guarantors and the Trustee may amend or supplement the Indenture with respect to a series of Notes, the Notes of a series and the Guarantees with respect to a series of Notes with the written consent of the holders of a majority in principal amount of the outstanding Notes of such series;

WHEREAS, the holders of Notes, representing more than a majority of the outstanding aggregate principal amount of the Notes of each series have delivered their consents to the Issuer, the Company and the Trustee to effect the amendments set forth herein with respect to each series of Notes (collectively, the “Amendments”);

WHEREAS, the Issuer, the Company and the Guarantors have been authorized by a resolution of their respective Board of Directors, or the Board of Directors of their ultimate sole or managing member, as the case may be, to enter into this Second Supplemental Indenture; and

WHEREAS, all other acts and proceedings required by law, by the Indenture and by the organizational documents of the Issuer, the Company and the Guarantors to make this Second Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Company, the Guarantors and the Trustee hereby agree as follows:

SECTION 1.     Definitions.

Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

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SECTION 2.     Amendments to the Indenture.

(a)     Section 1.01 (Definitions) of the Indenture, with respect to each series of Notes, is hereby amended to delete therefrom the defined term “Transactions.”

(b)     Section 4.18 (Limitation on Payments on Specified Indebtedness) of the Indenture, with respect to each series of Notes, is hereby amended and restated in its entirety to read as follows:

“Section 4.18. [RESERVED]”

and the corresponding change shall be made to the Indenture’s Table of Contents.

(c)     Clause (a) of Section 4.19 (Limitation of Applicability of Certain Covenants if Notes Rated Investment Grade) of the Indenture, with respect to each series of Notes, is hereby amended and restated in its entirety to read as follows:

“(a)     The Issuer’s, the Company’s and its Restricted Subsidiaries’ obligations to comply with the provisions of this Indenture described under this Article 4 (except for Section 4.01, Section 4.02, Section 4.03, Section 4.08, Section 4.12, Section 4.14 (other than clause (iii) of the first paragraph thereof) and Section 4.15) will be suspended (such suspended covenants, the “Suspended Covenants”) and cease to have any further effect with respect to a series of Notes from and after the first date when the Notes of such series are rated Investment Grade (the “Suspension Date”); provided, that if the Notes of such series subsequently cease to be rated Investment Grade, then, from and after the time the Notes cease to be rated Investment Grade (the “Reversion Date”), the Issuer’s, the Company’s and its Restricted Subsidiaries’ obligation to comply with the Suspended Covenants with respect to such series of Notes shall be reinstated. The period of time between the Suspension Date and the Reversion Date is referred to in this description as the “Suspension Period.””

(d)     Section 5.01 (Events of Default) of the Indenture, with respect to each series of Notes, is hereby amended as follows:

(i) to delete from the parenthetical of clause (iii) thereof, “(x)” and “and (y) a default under Section 4.18, which will constitute an Event of Default without notice or the passage of time”;

(ii) to add at the end of Clause (viii)(C), “or”;

(iii) to delete from the end of clause (ix), “; or” and replace it with “.”;

(iv) to delete clause (x) in its entirety;

(v) to delete from the second paragraph the first parenthetical, “(except in the case of a Default with respect to Section 4.18)” in its entirety, and to replace the second parenthetical in such paragraph in its entirety with “(except in the case of a Default with respect to Section 4.12 and 4.14 hereof)”; and

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(vi) to replace the fifth parenthetical in the third paragraph in its entirety with “(except an acceleration due to non-payment of interest, if any, on, or the principal of, the Notes of such series, which shall require written notice to the Company and the Trustee by the Holders of each outstanding Note affected thereby)”.

SECTION 3.      This Second Supplemental Indenture will become effective immediately, and the Amendments set forth herein will become operative immediately, upon its execution and delivery by the parties hereto.

SECTION 4.      This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5.      This Second Supplemental Indenture may be signed in various counterparts, which together will constitute one and the same instrument.

SECTION 6.      This Second Supplemental Indenture is an amendment supplemental to the Indenture with respect to each series of Notes, and the Indenture and this Second Supplemental Indenture will henceforth be read together.

SECTION 7.       Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

SECTION 8.      The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuer, the Company and each of the Guarantors.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer

By:	/s/ J. Larry Sorsby
Name:	J. Larry Sorsby
Title:	Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name:	J. Larry Sorsby
Title:	Executive Vice President and Chief Financial Officer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name:	David Bachstetter
Title:	Authorized Officer

On behalf of each of the entities listed on Schedule I hereto

By:	/s/ J. Larry Sorsby
Name:	J. Larry Sorsby
Title:	Executive Vice President and Chief Financial Officer

WILMINGTON TRUST, NATIONAL

ASSOCIATION, as Trustee

By:	/s/ John T. Needham, Jr.
Name:	John T. Needham, Jr.
Title:	Vice President

[K. Hovnanian – Signature Page to Second Supplemental Indenture]

Schedule I

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

NEW LAND TITLE AGENCY, L.L.C.

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN AT VILLAGO, LLC

K. HOVNANIAN’S ASPIRE AT UNION VILLAGE, LLC

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHARTER WAY, LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PIAZZA D'ORO, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN AT SIERRA VISTA, LLC

K. HOVNANIAN AT VILLAGE CENTER, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT HEMET, LLC

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN AT SEABROOK, LLC

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

KHH SHELL HALL LOAN ACQUISITION, LLC

WASHINGTON HOMES, INC.

WOODMORE RESIDENTIAL, L.L.C.

WTC VENTURES, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC

EASTERN NATIONAL TITLE AGENCY, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

KHOV WINDING BAY II, LLC

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN SOLA VISTA, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

ARBOR TRAILS, LLC

EASTERN TITLE AGENCY OF ILLINOIS, LLC

GLENRISE GROVE, L.L.C.

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT LINK FARM, LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT NORTON LAKE LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN ESTATES OF FOX CHASE, LLC

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

PADDOCKS, L.L.C.

PINE AYR, LLC

RIDGEMORE UTILITY, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

BUILDER SERVICES NJ, L.L.C.

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

HILLTOP AT CEDAR GROVE URBAN RENEWAL, LLC

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN FOUR SEASON AT CHESTNUT RIDGE, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CONSTRUCTION III, INC

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

LANDARAMA, INC.

M & M AT MONROE WOODS, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MM-BEACHFRONT NORTH I, LLC

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN AT OLD BRIDGE II, LLC

ROUTE 1 AND ROUTE 522, L.L.C.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN CONTRACTORS OF OHIO, LLC

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OF OHIO, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

NEW HOME REALTY, LLC

BUILDER SERVICES PA, L.L.C.

GOVERNOR'S ABSTRACT CO., INC.

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

K. HOVNANIAN DFW BLUFF CREEK, LLC

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON PROPERTY I, LLC

K. HOVNANIAN HOUSTON PROPERTY II, LLC

K. HOVNANIAN HOUSTON RIVER FARMS, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

PARK TITLE COMPANY, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN DFW LIBERTY, LLC

FOUNDERS TITLE AGENCY, INC.

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT PENDER OAKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

LAUREL HIGHLANDS, LLC

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.